EXECUTION VERSION

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made and entered into this 15th day of July, 2016, by and among RED FALCON TRUST, a Delaware statutory trust (the “Borrower”), IMPERIAL FINANCE AND TRADING, LLC, a Florida limited liability company, as guarantor (in such capacity, the "Guarantor"), BLUE HERON DESIGNATED ACTIVITY COMPANY, a designated activity company limited by shares and duly incorporated in Ireland, as Portfolio Administrator (in such capacity, “the Portfolio Administrator”), CLMG CORP., a Texas corporation, as Administrative Agent (in such capacity, the “Administrative Agent”), and LNV CORPORATION, a Nevada corporation, as Lender (in such capacity, the “Lender”).
WITNESSETH:
A.    The Borrower, the Guarantor, the Portfolio Administrator, the Administrative Agent and the Lender are parties to that certain Loan and Security Agreement, dated as of July 16, 2015 (the “Loan Agreement”). Capitalized words and terms used herein, but not defined herein, have the meanings set forth in the Loan Agreement.
B.    The Borrower, the Guarantor and the Portfolio Administrator have requested that the Administrative Agent and the Lender agree to amend certain provisions of the Loan Agreement as set forth herein.
NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged and confessed by each of the parties hereto, the parties hereto hereby agree as follows:

1.	Schedule 8.1(w) to the Loan Agreement is replaced in its entirety by Schedule 8.1(w) to this Agreement.

2.	Eligibility Criteria Clause (g) Schedule to the Loan Agreement is hereby replaced in its entirety by Eligibility Criteria Clause (g) Schedule to this Agreement.

3.	Eligibility Criteria Clause (i) Schedule to the Loan Agreement is hereby replaced in its entirety by Eligibility Criteria Clause (i) Schedule to this Agreement.

4.	Eligibility Criteria Clause (m) Schedule to the Loan Agreement is hereby replaced in its entirety by Eligibility Criteria Clause (m) Schedule to this Agreement.

DOC ID - 24388782.9	1

5.
The Borrower has previously requested and hereby agrees that proceeds of the Additional Policy Advance, to be made on the date hereof, shall be deposited into the Borrower Account. As provided in Section 5.1(c) of the Loan Agreement, the Borrower shall be entitled to withdraw such proceeds from the Borrower Account for any purpose permitted by the Loan Agreement.

6.
AS A MATERIAL INDUCEMENT TO THE LENDER AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AGREEMENT, THE BORROWER, THE GUARANTOR AND THE PORTFOLIO ADMINISTRATOR, EACH ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, LEGAL REPRESENTATIVES AND CONSTITUENTS (WHETHER OR NOT A PARTY HERETO) (BORROWER, THE GUARANTOR, THE PORTFOLIO ADMINISTRATOR AND SUCH SUCCESSORS, ASSIGNS, LEGAL REPRESENTATIVES AND CONSTITUENTS BEING REFERRED TO HEREIN COLLECTIVELY AND INDIVIDUALLY, AS “OBLIGORS, ET AL.”), HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE THE LENDER, THE ADMINISTRATIVE AGENT AND THEIR RESPECTIVE OWNERS, SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, “LENDER, ET AL.”) OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES), DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY THEREOF RELATING TO THE ADVANCES, AND WAIVE AND RELEASE ANY DEFENSE, RIGHT OF COUNTERCLAIM, RIGHT OF SET-OFF OR DEDUCTION TO THE PAYMENT OF THE INDEBTEDNESS EVIDENCED BY THE LENDER NOTE AND/OR ANY OTHER TRANSACTION DOCUMENT WHICH OBLIGORS, ET AL. NOW HAVE OR MAY CLAIM TO HAVE AGAINST LENDER, ET AL., OR ANY THEREOF, ARISING OUT OF, CONNECTED WITH OR RELATING TO ANY AND ALL ACTS, OMISSIONS OR EVENTS OCCURRING PRIOR TO THE EXECUTION OF THIS AGREEMENT.

THE BORROWER, THE GUARANTOR AND THE PORTFOLIO ADMINISTRATOR HEREBY ACKNOWLEDGE, REPRESENT AND WARRANT TO THE LENDER AND THE ADMINISTRATIVE AGENT THAT THEY AGREE TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES AND CLAIMS WHICH ARE RELEASED BY THE PROVISIONS HEREOF IN FAVOR OF LENDER, ET AL., AND WAIVE AND RELEASE ALL RIGHTS AND BENEFITS WHICH THEY MIGHT OTHERWISE HAVE UNDER ANY FEDERAL, STATE OR LOCAL LAW OR STATUTE WITH REGARD TO THE RELEASE OF SUCH

DOC ID - 24388782.9	2

UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES OR CLAIMS.
THE BORROWER, THE GUARANTOR AND THE PORTFOLIO ADMINISTRATOR ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND EACH OF THE PROVISIONS OF THIS RELEASE. THE BORROWER, THE GUARANTOR AND THE PORTFOLIO ADMINISTRATOR FULLY UNDERSTAND THAT THIS RELEASE CONSTITUTES A GENERAL RELEASE, AND THAT IT HAS IMPORTANT LEGAL CONSEQUENCES. THE BORROWER, THE GUARANTOR AND THE PORTFOLIO ADMINISTRATOR UNDERSTAND AND CONFIRM THAT THEY ARE HEREBY RELEASING ANY AND ALL RELEASED CLAIMS THAT ANY MAY INDIVIDUALLY HAVE AS OF THE DATE HEREOF. THE BORROWER, THE GUARANTOR AND THE PORTFOLIO ADMINISTRATOR HEREBY ACKNOWLEDGE THAT THEY HAVE HAD A FULL AND FAIR OPPORTUNITY TO OBTAIN A LAWYER’S ADVICE CONCERNING THE LEGAL CONSEQUENCES OF THIS RELEASE AND WAIVER.

7.
As an additional material inducement to the Lender and the Administrative Agent to enter into this Agreement and to amend certain provisions of the Loan Agreement as provided herein, the Borrower, the Guarantor and the Portfolio Administrator hereby represent and warrant to, and agree with, the Lender and the Administrative Agent that, as of the date hereof:

(a)
the Transaction Documents, as amended hereby, are in full force and effect and none of Borrower, the Guarantor or the Portfolio Administrator has any defense, counterclaim or offset to the payment or performance of any of such party’s obligations in regard to the Advances or any of the Transaction Documents, as amended hereby, and the Liens created and granted by the Transaction Documents continue unimpaired and of first priority and secure all existing and future obligations owed to the Lender and/or the Administrative Agent in regard to the Advances;

(b)
the representations and warranties of the Borrower and the Guarantor set forth in the Transaction Documents and the representations and warranties of the Portfolio Administrator set forth in Section 8.2 of the Loan Agreement and Section 3.1 of the Portfolio Administration Agreement are true and correct in all material respects as of the date hereof and are hereby reaffirmed as if such representations and warranties had been made on the date hereof and shall continue in full force and effect; and

(c)
this Agreement constitutes the legal, valid and binding obligation of the Borrower, the Guarantor and the Portfolio Administrator, enforceable against the Borrower, the Guarantor and the Portfolio Administrator in accordance with the terms hereof.

DOC ID - 24388782.9	3

The representations and warranties of the Borrower, the Guarantor and the Portfolio Administrator contained in this Agreement and in the Transaction Documents shall survive the consummation of the transactions contemplated by this Agreement.

8.
In addition to the documents, instruments and acts described in this Agreement and which are to be executed and/or delivered and/or taken pursuant to this Agreement, the Borrower, the Guarantor and the Portfolio Administrator shall execute and deliver, and/or cause to be executed and delivered, from time to time upon request by the Administrative Agent such other documents and instruments, and take such other action, as the Administrative Agent may reasonably request or require to more fully and completely evidence and carry out the transactions contemplated by this Agreement.

9.
The Borrower, the Guarantor and the Portfolio Administrator hereby affirm, confirm, ratify, renew and extend the debts, duties, obligations, liabilities, rights, titles, security interests, Liens, powers and privileges created or arising by virtue of the Transaction Documents, as amended hereby, until all of the Advances and all other Obligations have been paid and performed in full. The Borrower confirms that it is fully, unconditionally liable for the payment and performance of the Advances as provided in the Transaction Documents and that neither the Administrative Agent nor the Lender has released, forgiven, discharged, impaired, waived or relinquished, and the Administrative Agent and the Lender do not hereby release, forgive, discharge, impair, waive or relinquish any rights, titles, interests, Liens, security interests, Collateral, parties, remedies or any other matter with respect to the Advances or any of the Transaction Documents, but rather the Administrative Agent and the Lender are expressly retaining and reserving the same to their fullest extent.

10.
Except as expressly amended hereby, all the terms, provisions, debts, duties, Obligations, liabilities, representations, warranties, rights, titles, security interests, Liens, powers and privileges existing by virtue of the Transaction Documents shall be and continue in full force and effect and are hereby acknowledged by the Borrower, the Guarantor and the Portfolio Administrator to be legal, valid, binding and enforceable in accordance with their terms.

11.
This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York and the laws of the United States applicable to transactions within New York, exclusive of any laws relating to conflicts of law.

12.
This Agreement shall constitute a Transaction Document and shall be binding upon the parties hereto and their respective successors and assigns. Nothing contained herein shall act to amend or modify any of the provisions of the Transaction Documents which restrict or prohibit assignment or transfer.

13.	Neither this Agreement nor any provision of any of the other Transaction Documents may be waived, modified or amended, except by an instrument in writing signed by

DOC ID - 24388782.9	4

the party against which the enforcement of such waiver, modification or amendment is sought, accompanied by the prior written consent of the Administrative Agent, and then only to the extent set forth in such instrument.

14.
The provisions of Section 11.3 (Limited Recourse and Non-Petition) of the Loan Agreement shall apply to this Agreement, mutatis mutandis, in respect of the obligations of the Portfolio Administrator in respect of this Agreement, and such provisions shall survive the termination of this Agreement.

15.
This Agreement constitutes the entire agreement between the parties in regard to the amendment of the Loan Agreement effected hereby, and supersedes all prior agreements and understandings, if any, between the parties relating to the amendment of the Loan Agreement.

16.
This Agreement may be signed in multiple counterparts and each shall be deemed to be an original, and the facsimile transmission or transmission by email of executed counterpart agreements shall be deemed to be an originally executed agreement; provided that executed original documents are provided to the parties promptly following such facsimile transmission or transmission by email.

[Signature Pages Follow]

DOC ID - 24388782.9	5

17.
The Borrower agrees to pay and/or reimburse the Administrative Agent and the Lender for all costs and expenses incurred by the Administrative Agent and/or the Lender in regard to the amendment of the Transaction Documents effected hereby.

EXECUTED as of the day and year first above written.

RED FALCON TRUST, as Borrower
By: Blue Heron Designated Activity Company, in its capacity as Residual Interest Holder
By: /s/ Miriam Martinez Name: Miriam Martinez Title: Director

IMPERIAL FINANCE & TRADING, LLC, as Guarantor

By: /s/ Miriam Martinez Name: Miriam Martinez Title: Chief Financial Officer

BLUE HERON DESIGNATED ACTIVITY COMPANY, as Portfolio Administrator

By: /s/ Miriam Martinez Name: Miriam Martinez Title: Director

DOC ID - 24388782.9	6
Signature Page to First Amendment to Loan and Security Agreement, by and among RED FALCON TRUST, a Delaware statutory trust, IMPERIAL FINANCE AND TRADING, LLC, a Florida limited liability company, BLUE HERON DESIGNATED ACTIVITY COMPANY, a designated activity company limited by shares and duly incorporated in Ireland, CLMG CORP., a Texas corporation, and LNV CORPORATION., a Nevada corporation

LENDER:
LNV CORPORATION

By: /s/ Jacob Cherner Name: Jacob Cherner Title: Executive Vice President

ADMINISTRATIVE AGENT:
CLMG CORP.

By: /s/ James Erwin Name: James Erwin Title: President

DOC ID - 24388782.9	7
Signature Page to First Amendment to Loan and Security Agreement, by and among RED FALCON TRUST, a Delaware statutory trust, IMPERIAL FINANCE AND TRADING, LLC, a Florida limited liability company, BLUE HERON DESIGNATED ACTIVITY COMPANY, a designated activity company limited by shares and duly incorporated in Ireland, CLMG CORP., a Texas corporation, and LNV CORPORATION., a Nevada corporation

Schedule 8.1(w)
Retained Death Benefit Policies
[Attached]

DOC ID - 24388782.9

	RDB SCHEDULE					Death Benefit Split by $				Death Benefit Split by %
	Case #	NAME	POLICY	Policy Issue Date	Issuing Company	Imperial Net Death Benefit	Split DB to Insured	Split DB to Security Savings Bank	Total Policy Face	Imperial Net Death Benefit	Split DB to Insured	Split DB to Security Savings Bank	Total Policy Face
1	[*]	[*]	[*]	[*]	Sun Life Assurance Company of Canada	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
2	[*]	[*]	[*]	[*]	John Hancock Life Insurance Company	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
3	[*]	[*]	[*]	[*]	The Manufacturers Life Insurance Company (USA)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
4	[*]	[*]	[*]	[*]	Sun Life Assurance Company of Canada	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
5	[*]	[*]	[*]	[*]	Sun Life Assurance Company of Canada	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
6	[*]	[*]	[*]	[*]	Sun Life Assurance Company of Canada	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
7	[*]	[*]	[*]	[*]	Transamerica Financial Life Insurance Company	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
8	[*]	[*]	[*]	[*]	Security Life of Denver Insurance Company	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
9	[*]	[*]	[*]	[*]	John Hancock Life Insurance Company	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
10	[*]	[*]	[*]	[*]	John Hancock Life Insurance Company	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
11	[*]	[*]	[*]	[*]	Sun Life Assurance Company of Canada	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
12	[*]	[*]	[*]	[*]	John Hancock Life Insurance Company	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
13	[*]	[*]	[*]	[*]	AXA Equitable Life Insurance Company	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
14	[*]	[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
						47,900,000	18,829,800		67,100,000
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Eligibility Criteria Clause (g) Schedule
[Attached]

DOC ID - 24388782.9

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
Eligibility Criteria Clause (G) Schedule

Last Name	First Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Phoenix Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	AXA Equitable Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Phoenix Life Insurance Company	[*]
[*]	[*]	[*]	Jefferson Pilot Life Insurance Company	[*]
[*]	[*]	[*]	AXA Equitable Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	American General Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Principal Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Sun Life Assurance Company of Canada	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	Jefferson Pilot Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	United of Omaha Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	AXA Equitable Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	West Coast Life Insurance Company	[*]

1st Additional Policy Advance

Last Name	First Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	Axa Equitable Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Protective Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]

Eligibility Criteria Clause (i) Schedule
[Attached]

DOC ID - 24388782.9

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Eligibility Criteria Clause (I) Schedule

Last Name	First Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	Lincoln Benefit Life Company	[*]
[*]	[*]	[*]	Lincoln Benefit Life Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln Benefit Life Company	[*]

1st Additional Policy Advance

Last Name	First Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]

Eligibility Criteria Clause (m) Schedule
[Attached]

DOC ID - 24388782.9

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
Eligibility Criteria Clause (M) Schedule (P.O.A.’s)

Last Name	First Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	Phoenix Life Insurance Company	[*]
[*]	[*]	[*]	Jefferson Pilot Life Insurance Company	[*]
[*]	[*]	[*]	AXA Equitable Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Phoenix Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln Benefit Life Company	[*]
[*]	[*]	[*]	Principal Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln Benefit Life Company	[*]
[*]	[*]	[*]	Lincoln Benefit Life Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Principal Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	AXA Equitable Life Insurance Company	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln Benefit Life Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Phoenix Life Insurance Company	[*]
[*]	[*]	[*]	ReliaStar Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Genworth Life and Annuity Insurance Company	[*]
[*]	[*]	[*]	AXA Equitable Life Insurance Company	[*]
[*]	[*]	[*]	AXA Equitable Life Insurance Company	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	Jefferson Pilot Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	AXA Equitable Life Insurance Company	[*]
[*]	[*]	[*]	AXA Equitable Life Insurance Company	[*]
[*]	[*]	[*]	AXA Equitable Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	AXA Equitable Life Insurance Company	[*]
[*]	[*]	[*]	Principal Life Insurance Company	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	AXA Equitable Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln Benefit Life Company	[*]
[*]	[*]	[*]	Lincoln Benefit Life Company	[*]
[*]	[*]	[*]	Lincoln Benefit Life Company	[*]
[*]	[*]	[*]	Lincoln Benefit Life Company	[*]
[*]	[*]	[*]	Lincoln Benefit Life Company	[*]
[*]	[*]	[*]	Lincoln Benefit Life Company	[*]
[*]	[*]	[*]	Sun Life Assurance Company of Canada	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	Massachusetts Mutual Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Variable Life Insurance Company	[*]
[*]	[*]	[*]	Security Life of Denver Insurance Company	[*]
[*]	[*]	[*]	United of Omaha Life Insurance Company	[*]
[*]	[*]	[*]	MetLife Investors USA Insurance Company	[*]
[*]	[*]	[*]	Travelers Life & Annuity Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Pruco Life Insurance Company	[*]
[*]	[*]	[*]	New York Life Insurance and Annuity Corporation	[*]
[*]	[*]	[*]	Transamerica Life Insurance Company	[*]
[*]	[*]	[*]	Pacific Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	Sun Life Assurance Company of Canada	[*]
[*]	[*]	[*]	American General Life Insurance Company	[*]
[*]	[*]	[*]	ReliaStar Life Insurance Company of New York	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	Columbus Life Insurance	[*]
[*]	[*]	[*]	US Financial Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	Wilton Reassurance Life Company of NY	[*]
[*]	[*]	[*]	United States Life Insurance Company in the City of New York	[*]

1st Additional Policy Advance

Last Name	First Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	Axa Equitable Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Protective Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]

Eligibility Criteria Clause (M) Schedule (Death Certificate Authorizations)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Last Name	First Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	United of Omaha Life Insurance Company	[*]
[*]	[*]	[*]	Jefferson Pilot Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Life Insurance Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	West Coast Life Insurance Company	[*]
[*]	[*]	[*]	Hartford Life and Annuity Insurance Company	[*]
[*]	[*]	[*]	American General Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	New York Life Insurance and Annuity Corporation	[*]
[*]	[*]	[*]	US Financial Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	Travelers Life & Annuity Company	[*]
[*]	[*]	[*]	Lincoln National Life Insurance Company	[*]
[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Pruco Life Insurance Company	[*]
[*]	[*]	[*]	Pacific Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	Columbus Life Insurance	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	John Hancock Life Insurance Company	[*]
[*]	[*]	[*]	Wilton Reassurance Life Company of NY	[*]
[*]	[*]	[*]	United States Life Insurance Company in the City of New York	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	Transamerica Occidental Life Insurance Company	[*]
[*]	[*]	[*]	Security Life of Denver Insurance Company	[*]
[*]	[*]	[*]	American General Life Insurance Company	[*]

1st Additional Policy Advance

Last Name	First Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	Transamerica Life Insurance Company	[*]